UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 21, 2012

GeoMet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32960	76-0662382
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

909 Fannin, Suite 1850

Houston, Texas, 77010

(Address of principal executive offices)

(713) 659-3855

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

As described below, on June 8, 2012, GeoMet, Inc. (the “Company”) was advised of a borrowing base deficiency under the Company’s Fifth Amended and Restated Credit Agreement, dated October 14, 2011 (the “Credit Agreement”).  The Credit Agreement provides for certain remedies if a borrowing base deficiency exists including: (i) making a payment of principal in an amount sufficient to eliminate such borrowing base deficiency, (ii) submitting additional oil and gas properties in an amount sufficient to eliminate such borrowing base deficiency, or (iii) eliminating such deficiency by making six equal consecutive payments of principal in an aggregate amount equal to such borrowing base deficiency. The Credit Agreement provides that the Company has thirty days from the notice date of June 8, 2012 to advise the administrative agent the remedy the Company proposes to take to cure such borrowing base deficiency.

On June 21, 2012, the Company and the banks executed an amendment (the “Second Amendment”) to the Fifth Amended and Restated Credit Agreement which extends this election date to July 31, 2012 to allow time to conclude the ongoing discussions to remedy the borrowing base deficiency over time. The discussions among the Company and the banks have been constructive and are at an advanced stage; however, there can be no assurance that an alternative remedy can be reached with the bank lending group.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the Second Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SECTION 7 — Regulation FD

Item 7.01.  Regulation FD Disclosure.

On June 21, 2012, the Company issued a press release announcing that the semi-annual re-determination of the borrowing base under its revolving credit facility had been performed, resulting in a new borrowing base of $115 million, down from the prior borrowing base of $180 million. The Company currently has $148.6 million drawn under this facility, which results in a borrowing base deficiency of $33.6 million. As a result of this borrowing base deficiency, the Company may no longer borrow under the Credit Agreement.

A copy of the press release dated June 21, 2012 is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SECTION 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Title of Document

10.1	Second Amendment to Fifth Amended and Restated Credit Agreement.

99.1	Press release dated June 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeoMet, Inc.
(Registrant)

Dated: June 25, 2012	By:	/s/ Tony Oviedo
	Name:	Tony Oviedo
	Title:	Senior Vice President, Chief Financial Officer,
Chief Accounting Officer and Controller

Exhibit Index

Exhibit Number	Title of Document

10.1	Second Amendment to Fifth Amended and Restated Credit Agreement.

99.1	Press release dated June 21, 2012.